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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):  March 27, 2002
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                       APPLIED DIGITAL SOLUTIONS, INC.
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           (Exact name of registrant as specified in its charter)


    Missouri                          000-26020          43-1641533
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    (State or other jurisdiction      (Commission        (IRS Employer
        of incorporation)             File Number)       Identification No.)

    400 Royal Palm Way, Suite 410, Palm Beach, Florida   33480
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    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:    561-805-8000
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Item 2.  Acquisition or Disposition of Assets.

         Effective March 27, 2002, the Registrant, entered into an Agreement and Plan of Merger (the "Merger Agreement") with the Registrant's wholly owned subsidiary, Digital Angel Corporation ("Digital Angel"), Medical Advisory Systems, Inc. ("MAS") and Digital Angel Acquisition Co., a wholly-owned subsidiary of MAS. Prior to this transaction, ADS was a 16.6% beneficial owner of MAS.

         Pursuant to the merger agreement, the Registrant contributed to MAS its Advanced Wireless Group, which consisted of 100% of the outstanding common stock of Digital Angel and Timely Technology Corp. and 85% of the outstanding common stock of Signature Industries, Limited. On the effective date of the merger, each share of Digital Angel common stock owned by the Registrant was converted into 0.9375 shares of MAS common stock, or 18,750,000 shares of MAS common stock.

         In satisfaction of a condition to the consent of the merger by the Registrant's lender, IBM Credit Corporation, the Registrant transferred to a Delaware business trust controlled by an advisory board all of the MAS common stock owned by it and, as a result, the trust has legal title to approximately 74.45% of the MAS common stock, after giving effect to the exercise of options to acquire shares of Digital Angel Corporation common stock exercised prior to the merger. The trust has voting rights with respect to the MAS common stock until the Registrant's obligations to IBM Credit Corporation are paid in full. The Registrant has retained beneficial ownership of the shares. The trust may be obligated to liquidate the shares of MAS common stock owned by it for the benefit of IBM Credit Corporation in the event the Registrant fails to make payments to IBM Credit Corporation beginning on February 28, 2003, or otherwise defaults, under the IBM credit agreement. Such liquidation of the shares of MAS common stock will be in accordance with the Securities and Exchange Commission's rules and regulations governing affiliates.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements

                  Financial statements are not required to be filed pursuant to Rule 3.05(b) of Regulation S-X of the Securities Exchange Act of 1934.

         (b)      Pro forma financial information

                  Pro forma financial information is included as Exhibit
                  99.3 attached hereto.

         (c)      Exhibits.

                  99.1 Agreement and Plan of Merger by and between the Company, Digital Angel Corporation, Medical Advisory Systems, Inc. and Digital Angel Acquisition Co. dated as of November 1, 2001 (incorporated herein by reference to Exhibit
                           10.25 to the Company's Form 10-K filed with the Commission on April 1, 2002)

                  99.2 First Amendment to Agreement and Plan of Merger, dated as of March 26, 2002, by and among the Registrant, Digital Angel Corporation, Medical Advisory Systems, Inc. and Digital Angel Acquisition Co. (filed herewith)

                  99.3     Pro forma financial information



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                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       APPLIED DIGITAL SOLUTIONS, INC.
                                       (Registrant)

Date:         April 11, 2002            /S/ Evan C. McKeown
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                                       Evan C. McKeown
                                       Vice President, Chief Financial Officer





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